Exhibit 10.13.2

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

MODIFICATION TO THE LOAN AGREEMENT

Borrower:	NKGEN BIOTECH, INC.	Lender:	East West Bank
	3001 DAIMLER ST		Loan Servicing Department
	SANTA ANA, CA 92705		9300 Flair Drive, 6th Floor
El Monte, CA 91731

This MODIFICATION TO THE LOAN AGREEMENT is attached to and by this reference is made a part of the Business Loan Agreement (Loan #[***]) dated June 20, 2023, including all modifications thereto, and executed in connection with a loan or other financial accommodations between Lender and Borrower.

The section entitled “Minimum Deposit” is hereby amended and restated as follows:

Minimum Deposit. Borrower shall maintain a minimum deposit with Lender of at least $15,000,000.00 by December 31, 2023 and at all times thereafter.

THIS MODIFICATION TO THE LOAN AGREEMENT IS EXECUTED AS OF SEPTEMBER 19, 2023.

BORROWER:

NKGEN BIOTECH, INC.

By:	/s/ Pierre Gagnon
PIERRE GAGNON, Chief Operating Officer of NKGEN BIOTECH, INC.

LENDER:

EAST WEST BANK

X	/s/ Authorized Signer
Authorized Signer

LaserPro, Ver. 22.2.10.018 Copr. Finastra USA Corporation 1997, 2023. All Rights Reserved. - CA E:\PROD\LOANDOC\CFI\LPL\G6O.FC
TR-37498 PR-7